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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   FEBRUARY 9, 2004
DATE OF EARLIEST EVENT REPORTED:    FEBRUARY 4, 2004


                              THE ROUSE COMPANY
            (Exact name of registrant as specified in its charter)



       MARYLAND                     0-1743                       52-0735512
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)

                          10275 LITTLE PATUXENT PARKWAY
                          COLUMBIA, MARYLAND 21044-3456

                    (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (410) 992-6000

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                                                                        Page 2
ITEM 5.  OTHER EVENTS.

     On Wednesday, February 4, 2004, the Registrant announced it was selling 4,000,000 million shares of common stock for aggregate gross proceeds of 193,200,000 million ($48.50 per share). In addition, the Registrant has granted to the underwriter an option to purchase up to an additional 600,000 shares to cover over-allotments. Deutsche Bank Securities Inc. is underwriting the offering.

     The common stock is being offered through a prospectus supplement dated February 3, 2004 under the Registrant's shelf registration statement. The prospectus supplement has been filed with the Securities and Exchange Commission.

     Filed herewith are copies of:

     (a) Underwriting Agreement entered into between Registrant and Deutsche Bank Securities Inc., dated February 3, 2004, in connection with the offering of common stock of Registrant (the "Offering") as described in the Prospectus Supplement, dated February 3, 2004 (the "Prospectus Supplement"), under the Registrant's Registration Statement on Form S-3 (Registration No. 333-67137) (the "Registration Statement").

     (b) Pricing Agreement entered into between Registrant and Deutsche Bank Securities Inc., dated February 3, 2004, in connection with the Offering.

     (c) Opinion of Piper Rudnick LLP as to the validity of common stock of Registrant offered pursuant to the Prospectus Supplement.

     (d) Opinion of Arnold & Porter LLP as to certain federal income tax matters.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:

          Not applicable.

     (b)  Pro Forma Financial Information:

          Not applicable.

     (c)  Exhibits:

          The following exhibits are incorporated by reference into the Registration Statement as exhibits to such Registration
          Statement:

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                                                                        Page 3
          Exhibit to
          Form 8-K       Exhibit to Registration Statement/Description
          -----------    ---------------------------------------------

             1.1 Exhibit 1.4 - Underwriting Agreement entered into between Registrant and Deutsche Bank Securities Inc. in connection with the Offering.

             1.2 Exhibit 1.5 - Pricing Agreement entered into between Registrant and Deutsche Bank Securities Inc. in connection with the Offering.

            23.1 Exhibit 23.6 - Consent of Piper Rudnick LLP (included in Exhibit 5.4 to the Registration Statement).

            23.2 Exhibit 23.7 - Consent of Arnold & Porter LLP (included in Exhibit 8.2 to the Registration Statement).

            99.1 Exhibit 5.4 - Opinion of Piper Rudnick LLP as to the validity of common stock of Registrant.

            99.2 Exhibit 8.2 - Opinion of Arnold & Porter LLP as to certain federal income tax matters.


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                                                                        Page 4
                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: February 9, 2004

                                   THE ROUSE COMPANY


                                   By:  /s/ Melanie M. Lundquist
                                       -----------------------------------
                                       Melanie M. Lundquist
                                       Senior Vice President and
                                       Corporate Controller

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                                                                        Page 5
                               EXHIBIT INDEX


          Exhibit        Description*
          -------        -----------

            1.1 Exhibit 1.4 - Underwriting Agreement entered into between Registrant and Deutsche Bank Securities Inc. in connection with the offering of common stock of the Registrant pursuant to the Prospectus Supplement.

            1.2 Exhibit 1.5 - Pricing Agreement entered into between Registrant and Deutsche Bank Securities Inc. in connection with the Offering.

            23.1 Exhibit 23.6 - Consent of Piper Rudnick LLP (included in Exhibit 5.4 to the Registration Statement).

            23.2 Exhibit 23.7 - Consent of Arnold & Porter LLP (included in Exhibit 8.2 to the Registration Statement).

            99.1 Exhibit 5.4 - Opinion of Piper Rudnick LLP as to the validity of common stock of Registrant.

            99.2 Exhibit 8.2 - Opinion of Arnold & Porter LLP as to certain federal income tax matters.

          * Exhibit numbers in Description are exhibit numbers for the Registration Statement.